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                                                                EXHIBIT 10.17
DECEMBER 3, 1993



MIKE AYMAR
VICE PRESIDENT AND GENERAL MANAGER
MOBILE COMPUTER GROUP
INTEL CORPORATION
2200 MISSION COLLEGE BOULEVARD
P.O. BOX 58119
SANTA CLARA, CA 95052-8119


RE: ADDENDUM NO. 2 TO THE TECHNOLOGY AND MANUFACTURING AGREEMENT
    (THE "AGREEMENT") BETWEEN INTEL CORPORATION ("INTEL") AND
    VLSI TECHNOLOGY, INC. ("VLSI") ENTERED INTO EFFECTIVE
    JULY 8, 1992.

LADIES AND GENTLEMEN:

PURSUANT TO OUR RECENT DISCUSSIONS AND SUBJECT TO YOUR CONCURRENCE, THE AGREEMENT IS HEREBY AMENDED, EFFECTIVE DECEMBER 3, 1993 AS FOLLOWS:

1.  SECTION 2.1.3 IS REPLACED WITH THE FOLLOWING:

    EXCEPT FOR THE VLSI OBLIGATION SET FORTH IN SECTION 3.2.1.1, THE PARTIES MUTUALLY AGREE THAT THE DEFINED MILESTONES SET FORTH IN SECTION 3 HAVE BEEN FULLY AND COMPLETELY SATISFIED.

2.  SECTION 2.1.7 -  THE FOLLOWING IS ADDED TO OR SUPERSEDES THE CONTENT OF
    SECTION 2.1.7::

    [*]

3. SECTION 6.2 - THE FIRST SENTENCE OF THIS SECTION IS REPLACED WITH THE FOLLOWING TWO SENTENCES:

    THE PARTIES AGREE THE DEVELOPMENT PHASE SET FORTH IN ATTACHMENT "M" HAS BEEN SATISFACTORILY COMPLETED, AND VLSI'S OBLIGATION TO REFUND DEVELOPMENT FEES TO INTEL SHALL BE REDUCED PURSUANT TO THE AMENDED SECTION 11.4.2.1. VLSI'S OBLIGATION TO PAY INTEL AN INTEL CORE LICENSE ACCESS FEE PURSUANT TO
    SECTION 10.1 AND ATTACHMENT "R" IS HEREBY AFFIRMED.

4.  SECTION 7.1.6 -  IS DELETED IN ITS ENTIRETY.

5.  SECTION 11.4.2.1- TWO SENTENCES ARE ADDED TO THIS SUBSECTION AS FOLLOWS:

    "PROVIDED HOWEVER, THAT UPON THE SATISFACTORY COMPLETION OF THE MILESTONES SET FORTH IN ATTACHMENT "M", VLSI'S CONTINGENT OBLIGATION TO REPAY INTEL REFERRED TO IN THE PRECEDING SENTENCE, OR PURSUANT TO
    SECTION 11.3 OF THE AGREEMENT SHALL BE REDUCED QUARTERLY BY AMOUNTS PROPORTIONAL TO THE ESTIMATED OUT OF POCKET EXPENSES INCURRED BY VLSI AND INTEL FOR THE DEVELOPMENT OF THE DRACO AND SCAMP IV PRODUCTS OVER THE TWELVE MONTHS FROM [*] UP TO A TOTAL MAXIMUM REDUCTION OF [*]. THEREAFTER VLSI SHALL ONLY BE OBLIGATED TO PAY THE [*] TO INTEL PURSUANT TO SECTION 10 AND ATTACHMENT R OF THE AGREEMENT.

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                         VLSI RESTRICTED CONFIDENTIAL

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 6.  THE FIRST SENTENCE OF ATTACHMENT R IS REVISED AS FOLLOWS:
     THE INTEL CORE ACCESS FEES WILL BE PAID BY VLSI TO INTEL ON THE NET REVENUE FOR VLSI SALES OF PIA CHIP SETS AND DRACO CHIP SETS (EXCLUDING ANY SALE REVENUE OF P22S CPUS), UP TO A TOTAL CUMULATIVE MAXIMUM ROYALTY OF [*] TO BE PAID INTEL DURING THE TERM OF THE AGREEMENT.


 7. ATTACHMENT R IS MODIFIED BY THE PARTIES SO THAT THE TIME PERIOD WITHIN WHICH INTEL MAY RECEIVE A PORTION OF THE INTEL CORE ACCESS FEE AS A CREDIT TO RECEIVE LICENSES FOR COMPASS TOOLS IS EXTENDED FROM JUNE
     15, 1993 TO DECEMBER 25, 1993.

 8. ADD THE FOLLOWING SENTENCE TO THE END OF ATTACHMENT R: IN THE EVENT, VLSI DEFAULTS PURSUANT TO THE TERMS OF THE DRACO AGREEMENT AND INTEL MANUFACTURES AND SELLS DRACO CHIP SETS, INTEL MAY REDUCE ROYALTIES OWED VLSI UNDER THE DRACO AGREEMENT BY OUTSTANDING PAYMENTS OWED BY VLSI PURSUANT TO THIS ATTACHMENT R.

 9. EXCEPT AS SET FORTH ABOVE, THE AGREEMENT AND ADDENDUM NO. 1 SHALL REMAIN FULLY EFFECTIVE.

10. THIS ADDENDUM NO. 2 HAS BEEN NEGOTIATED AND AGREED BETWEEN THE PARTIES AND IS CONSIDERED FINAL UNLESS MODIFIED BY MUTUAL AGREEMENT.

IF THE ABOVE STATED ADDENDUM NO. 2 TO THE AGREEMENT IS ACCEPTABLE TO YOU, PLEASE EXECUTE THIS DOCUMENT IN THE SPACE PROVIDED BELOW.


INTEL CORPORATION                               VLSI TECHNOLOGY, INC.

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[*] CONFIDENTIAL TREATMENT REQUESTED


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                         VLSI RESTRICTED CONFIDENTIAL